Exhibit 32.1

CERTIFICATION OF QUARTERLY REPORT

I, Ronald A. Martell, Chief Executive Officer of Poniard Pharmaceuticals, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, that:

a.	the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.	the information contained in the Report 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2011	By:	/s/ RONALD A. MARTELL
Ronald A. Martell
Chief Executive Officer